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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 13, 1998 included in Craftmade International, Inc.'s Amendment No. 1 of Form 8 K filed on September 14, 1998. We also consent to the reference to us under the heading "Experts" in the Prospectus forming a part of such Registration Statement.


                                                     /s/ CAMPBELL, BENN & TAYLOR
                                                     An Accountancy Corporation


January 19, 1999
Sacramento, California